WILDERMUTH FUND

Supplement dated July 8, 2024 to Prospectus dated July 29, 2022

IMPORTANT INFORMATION FOR SHAREHOLDERS AND FINANCIAL ADVISORS

The Wildermuth Fund (the “Fund”) is required to include audited financial statements in its annual report to shareholders for its fiscal year ended March 31, 2024, which financial statements were required to be sent to shareholders on or before May 30, 2024. The current audit of the Fund’s March 31, 2024, financial statements has not been completed as of today’s date and the Fund does not currently have a specific date by which it is certain that the audit will be completed. Management is working with the Fund’s auditor and service providers to complete the audit as quickly as possible.

The Fund’s auditor, WithumSmith + Brown, PC, is continuing its work to finalize the audit. The outstanding issues pertain to a delay in the preparation of the financial statements due to a change in the Fund’s administrator and fund accountant from UMB Fund Services to PKF O’Connor Davies, LLP. Additionally, there has been a delay in the determination of the valuation of certain of the Fund’s holdings of private, early-stage companies for purposes of preparing the Fund’s financial statements.

The Fund has been in contact with the staff of the U.S. Securities and Exchange Commission (“SEC”) and filed a request under Rule 8b-25 under the Investment Company Act of 1940, as amended, for additional time to complete the audit and make other related SEC filings.

The Fund has taken the following measures, which are set forth in the Fund’s Rule 8b-25 filing as follows:

1.	The Fund is in liquidation pursuant to a Plan of Liquidation (the “Plan”) adopted by the Fund’s Board of Trustees. Additionally, as of June 22, 2023, the Fund suspended sales of Fund shares and suspended quarterly repurchase offers through the final distribution of the Fund’s assets pursuant to the Plan.

2.	The Fund will not make a distribution pursuant to the Plan until after its audited financial statements are available and filed with the SEC.

3.	The Fund will promptly post this supplement to its prospectus on the Fund’s website at www.wildermuthfund.com.

The Fund regrets the delay in finalizing the Fund’s annual report. Fund management is working to resolve the issues as soon as possible so that it may disseminate the Fund’s annual report to shareholders and make all required filings with the SEC.

Please visit www.wildermuthfund.com or call (888) 445-6032 for more information.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR FUTURE REFERENCE